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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2008

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           New Jersey                   001-33088              22-2956711
           ----------                   ---------              ----------
 (State Or Other Jurisdiction Of       (Commission           (IRS Employer
         Incorporation)                File Number)        Identification No.)


               135 Chestnut Ridge Road, Montvale, New Jersey 07645 (Address of Principal Executive Offices)(Zip Code)

                                 (201) 476-9600
                                 --------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 14, 2008, Ivivi Technologies, Inc. (the "Company") issued a press release regarding results for the fiscal quarter ended June 30, 2008. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Current Report on Form 8-K under Item 2.02 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company's results of operations and financial condition as of and for the fiscal quarter ended June 30, 2008. In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K under Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On August 14, 2008, the Board of Directors of the Company (the "Board") made several changes to the Company's management. The Board appointed Steven M. Gluckstern, the Chairman of the Board, as President and Chief Executive Officer; Andre' A. DiMino as Executive Vice President, Chief Technical Officer; David Saloff as Executive Vice President, Chief Business Development Officer; and Edward Hammel as Senior Vice President, Chief Administrative Officer. In connection with such changes, Messrs. DiMino, Saloff and Hammel relinquished their titles as Co-Chief Executive Officer, President and Co-Chief Executive Officer and Executive Vice President and Chief Operating Officer, respectively. Mr. Gluckstern continues to serve as the Chairman of the Board and a director of the Company; Mr. DiMino continues to serve as Vice Chairman of the Board and a director of the Company; and Mr. Saloff continues to serve as a director of the Company.

         As Executive Vice President, Chief Technical Officer, Mr. DiMino will be responsible for engineering, production/manufacturing, regulatory affairs, intellectual property development and protection activities of the Company. As Executive Vice President, Chief Business Development Officer, Mr. Saloff will be responsible for business development and sales activities. As Senior Vice President, Chief Administrative Officer, Mr. Hammel will be responsible for administrative, contract, human resources and legal activities of the Company.

         We currently are negotiating the final terms of new employment agreements with the executive officers identified above, which terms are expected to include additional equity grants. However, there can be no assurance that we will be able to enter into new employment agreements on terms acceptable to us or at all. Until such time as new employment agreements are entered into with our existing executive officers, their existing employment agreements will remain in full force and effect. Such agreements include certain severance rights, including a right for such executive officers to claim a termination of employment with us for "good reason," as such term is defined in such agreements. If any executive officer were to prevail on any such claim, we would be required to pay to such executive officer obligations accrued through the date of termination and subject to such executive officer's execution of a general release, continue to pay to such executive officer his base salary for a period equal to twelve (12) months following the date of termination.

         Information with respect to the prior employment with and outside the Company, current compensation arrangements, certain relationships and related party transactions with the Company and other relevant information concerning Messrs. Gluckstern, DiMino and Saloff are set forth in the Company's Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission on June 30, 2008.

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         On August 14, 2008, the Company issued a press release announcing the changes to the Company's management, which are described above. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2.

Forward Looking Statements
--------------------------

         This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                  Exhibit 99.1 -  Press release, dated August 14, 2008,
                                  regarding results for the fiscal quarter ended June 30, 2008 (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).

                  Exhibit 99.2 -  Press release, dated August 14, 2008,
                                  announcing changes to the Company's
                                  management.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           IVIVI TECHNOLOGIES, INC.


                                           By: /s/ Alan Gallantar
                                               ---------------------------------
                                               Name:  Alan Gallantar
                                               Title: Senior Vice President and
                                                      Chief Financial Officer


Date:    August 14, 2008



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